Filed Pursuant to Rule 497(e)
                                                     1933 Act File No. 033-95102
                                                     1940 Act File No. 811-09078

                           THE PENN STREET FUND, INC.

                           McGlinn Balanced Portfolio
                       Baldwin Large-Cap Growth Portfolio
                       Cumberland Taxable Income Portfolio

                       Supplement dated September 13, 2005
                                     to the
                         Prospectus dated March 4, 2005

            THIS SUPPLEMENT PROVIDES INFORMATION NOT CONTAINED IN THE
              CURRENT PROSPECTUS AND SHOULD BE RETAINED AND READ IN
                        CONJUNCTION WITH THE PROSPECTUS.

1. On September 13, 2005, the Board of Directors of The Penn Street Fund, Inc. (the "Company") approved a Plan of Liquidation on behalf of each of the McGlinn Balanced Portfolio, Baldwin Large-Cap Growth Portfolio and Cumberland Taxable Income Portfolio (each, a "Portfolio" and collectively, the "Portfolios"), each a series of shares offered by the Company. The Plan of Liquidation generally provides that subject to shareholder approval of such Plan of Liquidation: (i) each Portfolio will proceed to sell or otherwise dispose of all of its assets;
(ii) each Portfolio will pay or otherwise provide for the payment of all charges, taxes, expenses and other liabilities and obligations of such Portfolio not assumed by other parties (subject to any applicable expense limitation agreement in place for the Portfolio); and (iii) the proceeds of the sale or other disposition of such assets remaining after paying or providing for all of such liabilities and obligations will be distributed to the shareholders of each respective Portfolio (or in the case of tax-deferred plans, distributed to the custodian or plan administrator of such plans for further disposition) in proportion to the number of shares of such Portfolio held by a shareholder, in one or more payments, all at such times and in such manner as the directors of the Company consider appropriate.

2. Each Plan of Liquidation is subject to shareholder approval by the shareholders of such Portfolio. It is currently expected that a Special Meeting of the Shareholders of each Portfolio shall be held on or about October 28, 2005. Proxy materials relating to these Plans of Liquidation are expected to be sent to shareholders of each Portfolio on or about October 10, 2005. Each Portfolio's shareholders will vote separately on that Portfolio's Plan of Liquidation.

3. Subject to the appropriate shareholder approvals, it is anticipated that each liquidation will be completed promptly, and the liquidating distribution(s) will be paid during November, 2005. The exact date for payment of the liquidating distribution(s) will depend on the time required to receive the necessary shareholder approvals and the time necessary to liquidate the assets of a Portfolio. Accordingly, liquidating distribution(s) for each Portfolio could be made at different times.
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4. Liquidating distribution(s) will be sent to the record holder of each account. Shareholders who own shares in an IRA, 401(k), 403(b)(7) Account or other self-directed tax-advantaged account may wish to instruct the custodian or plan administrator as to the further investment of the proceeds of the liquidation within the account.

      The payment of liquidating distributions to shareholders will be a taxable event. Because the income tax consequences for a particular shareholder may vary depending on individual circumstances, each shareholder is urged to consult his or her own tax adviser concerning the federal, state and local tax consequences of receipt of a liquidating distribution.

      The receipt of a liquidating distribution by an IRA, 401(k), 403(b)(7) or other tax-advantaged account that holds shares of a Portfolio generally would not be viewed as a taxable event to the owner; however, there are many rules governing tax-advantaged accounts and the transfer and rollover of such assets. In addition, tax results may vary depending on the status of the beneficial owner. Therefore, owners of tax-advantaged accounts should consult with their own tax advisers concerning the consequences of the liquidating distribution.

5. In connection with the orderly liquidation of the each Portfolio, effective September 14, 2005:

      (a) Each of the Portfolios will cease opening new accounts, and will not accept additional voluntary investments from existing shareholders except as described in this supplement;

      (b) Existing shareholders of each Portfolio with arrangements to purchase shares for their accounts through direct deposits, automatic purchase plans, payroll deductions, etc., should arrange to modify such instructions, but purchases of shares made under such plans will be honored through the date of a Portfolio's liquidation. Any additional purchases to one of these Portfolios made through such a plan will be made without the payment of any front-end sales charge;

      (c) Any shareholder redeeming his or her shares from one of these Portfolios shall not be subject to the imposition of any deferred sales charge and/or redemption fee; and

      (d) The sub-advisers to each Portfolio will commence in an orderly fashion to convert Portfolio investments to cash equivalents and money market instruments in order to facilitate redemptions.

Shareholders of these Portfolios shall continue to have all other rights accorded to shareholders in the Company, including the right to exchange their Portfolio shares for shares of the other series offered by the Company.

                       PLEASE RETAIN FOR FUTURE REFERENCE